Exhibit 10.8

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first set forth above.

ROTECH HEALTHCARE INC.

/s/ Timothy C. Pigg
Name:	Timothy C. Pigg
Title:	CEO

Executive

/s/ Robin Menchen
Robin Menchen

[Signature Page to Employment Agreement]